Restructuring Charges and Exit Activities	12 Months Ended
Dec. 31, 2011
Restructuring Charges and Exit Activities [Abstract]
Restructuring Charges and Exit Activities
22.	Restructuring Charges and Exit Activities

Restructuring charges and exit activities include employee termination costs, lease contracts executed for branch expansion and real estate acquired for branch expansion. The following table provides information regarding liabilities associated with restructuring charges and exit activities (in thousands):

	Severance Liability	Contract Liability	Total
Balance at December 31, 2008	$300	2,166	2,466
Bluegreen Balance at November 16, 2009	—	2,099	2,099
Expenses incurred	3,424	2,376	5,800
Amounts paid or amortized	(2,600)	(996)	(3,596)

Balance at December 31, 2009	1,124	5,645	6,769
Expenses incurred	4,834	3,586	8,420
Amounts paid or amortized	(3,039)	(2,591)	(5,630)

Balance at December 31, 2010	2,919	6,640	9,559
Expenses recovered	(192)	(1,093)	(1,285)
Amounts paid or amortized	(2,721)	(3,249)	(5,970)

Balance at December 31, 2011	$6	2,298	2,304

Severance Liability

The 2010 and 2009 severance expenses were primarily attributable to BankAtlantic Bancorp’s reduction in workforce primarily in the community banking and commercial lending business units. For the year ended December 31, 2010 and 2009, BankAtlantic Bancorp incurred approximately $4.0 million and $2.0 million, respectively, in severance benefits. In 2011, 2010, and 2009, BankAtlantic Bancorp paid approximately $2.2 million, $1.5 million and $2.2 million, respectively, in severance benefits.

In addition, for the year ended December 31, 2010 and 2009, BFC incurred approximately $863,000 and $1.4 million, respectively in severance expenses primarily associated with a reduction in workforce at Core Communities, Woodbridge and BFC’s shared service operations. In 2011, 2010 and 2009, approximately $0.5 million, $1.5 million and $0.4 million, respectively, was paid related to BFC’s severance liability.

Contract and Lease Termination

At December 31, 2011, 2010 and 2009, BankAtlantic Bancorp contract and lease termination liability was approximately $1.8 million, $5.9 million and $3.7 million, respectively. During the years ended December 31, 2010 and 2009, BankAtlantic Bancorp incurred expenses of approximately $3.6 million and $2.2 million, respectively, in lease termination. During the year ended December 31, 2011 approximately $1.2 million was recovered in lease termination. Beginning in December 2007, BankAtlantic decided to sell certain properties that it had acquired for its future store expansion program and to terminate or sublease certain back-office operating leases.

During 2011, in connection with its restructuring obligations, Bluegreen made cash payments of approximately $0.3 million related to lease terminations. As of December 31, 2011, Bluegreen’s remaining restructuring liability related entirely to lease termination obligations was $0.5 million.